UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 1, 2012

BLUE STAR ENTERTAINMENT TECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

BRITISH VIRGIN ISLANDS

(State or other jurisdiction of incorporation)

0-54360

None

(Commission File Number)     (IRS Employer Identification No.)

Plaza Neptuno, Planta Baja, Suite 351, Ave. Ricardo J. Alfaro, El Dorado, Panama City Panama

(Address of principal executive offices and zip code)

+507-836-6917

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective October 1, 2012, Child, Van Wagoner & Bradshaw, PLLC was dismissed as the Company's independent registered public accountant. This change in the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

The principal accountants' reports of Child, Van Wagoner & Bradshaw on the financial statements of the Company dated January 17, 2012 as of and for the years ended June 30, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report did contain an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.

During the years ended June 30, 2011 and 2010 and through October 1, 2012, there were no disagreements with Child, Van Wagoner & Bradshaw on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Child, Van Wagoner & Bradshaw’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended June 30, 2012 and 2011, and through October 1, 2012, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Child, Van Wagoner & Bradshaw with a copy of the foregoing disclosure and requested Child, Van Wagoner & Bradshaw to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated October 9 , 2012 furnished by Child, Van Wagoner & Bradshaw, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 1, 2012, the firm of Weinberg & Company, P.A. was appointed as the Company's independent registered public accountant. This appointment was approved by the Board of Directors.  During the years ended June 30, 2012 and 2011 and through October 1, 2012, the date of the dismissal, the Company did not consult with Weinberg & Company, P.A. with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits.

 (d)  Exhibits.

Exhibit No.

Description

16.1

Letter from Child, Van Wagoner & Bradshaw PLLC. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 11, 2012

BLUE STAR ENTERTAINMENT TECHNOLOGIES, INC.

By: /s/    Juan Manuel Martinez

Name: Juan Manuel Martinez

Title: Chief Executive Officer

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